SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 5, 2000


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


         Delaware                   0-22624                     05-0473908
         Delaware                   1-11432                     05-0475617
         Delaware                   1-11436                     22-3182164
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(State or other jurisdiction      (Commission                 (IRS Employer
of incorporation)                 File Number)               Identification No.)


1000 Columbia Avenue, Linwood, PA                            19061
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (610) 859-3000




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On April 5, 2000, Foamex International Inc. (the "Company") issued a press release announcing that the Company's discussions with a potential buyer of all the Company's outstanding common stock have been terminated, with no agreement having been reached.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


           Exhibit              Description

              99 Press release of Foamex International Inc., dated April 5, 2000

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 6, 2000

                                  FOAMEX INTERNATIONAL INC.


                                       /s/ John G. Johnson Jr.
                                  ----------------------------
                                  Name:  John G. Johnson Jr.
                                  Title:  President and Chief Executive Officer


                                  FOAMEX L.P.

                                  BY FMXI, INC.
                                    its Managing General Partner


                                       /s/ George L. Karpinski
                                  ----------------------------
                                  Name:  George L. Karpinski
                                  Title:  Vice President


                                  FOAMEX CAPITAL CORPORATION


                                       /s/ George L. Karpinski
                                  ----------------------------
                                  Name:  George L. Karpinski
                                  Title:  Vice President